UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

CASTLIGHT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36330	26-1989091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Spear Street, Suite 400 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 829-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	CSLT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On January 4, 2022, Castlight Health, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vera Whole Health, Inc., a Delaware corporation (“Parent”) and Carbon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), each affiliates of investment funds advised by Clayton, Dubilier & Rice, LLC (“CD&R”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Parent will cause Merger Sub to commence a cash tender offer (the “Offer”) to purchase all of the shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Shares”) and Class B Common Stock, par value $0.0001 per share (the “Class B Shares” and, together with the Class A Shares, the “Shares”), at a price of $2.05 per Share (the “Offer Price”).

The Merger Agreement further provides that upon the terms and subject to the conditions set forth therein, promptly (and in any event no later than two business days) following consummation of the Offer, Merger Sub will merge with and into the Company, with the separate existence of Merger Sub ceasing and the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”). Following completion of the Offer, the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with no stockholder vote required to consummate the Merger.

At the effective time of the Merger (the “Effective Time”), each outstanding Share (other than Shares owned directly or indirectly by Parent or Merger Sub, Shares held by the Company as treasury stock immediately prior to the Effective Time, and Shares owned by a holder who has properly demanded appraisal) will automatically be converted into the right to receive an amount equal to the Offer Price, net to the seller in cash, without interest and subject to any required withholding taxes.

The Offer is subject to customary conditions, including, among others: (i) that, prior to the Expiration Time, there having been validly tendered in the Offer and not validly withdrawn that number of Shares which, together with the number of Shares then owned by Merger Sub or its affiliates (if any), will have, immediately after giving effect to the acceptance of payment for Shares in the Offer, equaled at least one vote more than 50% of the aggregate voting power of all issued and outstanding Shares; (ii) the accuracy of the Company’s representations and warranties contained in the Merger Agreement to the standards applicable to such representations and warranties as set forth in the Merger Agreement; (iii) the Company’s performance of its covenants, obligations and conditions under the Merger Agreement in all material respects prior to the Expiration Time; (iv) since the date of the Merger Agreement, the absence of a Company Material Adverse Effect that is continuing; (v) any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Offer, the Merger and the other transactions contemplated by the Merger Agreement (the “Transactions”) having expired or been terminated (“HSR Clearance”); and (vi) the absence of (1) any injunction, order or other judgment by any court of competent jurisdiction or action by any Governmental Authority of competent jurisdiction or other restraint preventing the consummation of the Offer or the Merger, or (2) any statute, rule or regulation enacted or enforced, that would prohibit, make illegal or enjoin the consummation of the Offer or the Merger. The consummation of the Offer and Merger is not subject to a financing condition.

The Merger is subject to the following customary closing conditions: (i) HSR Clearance and the passage of any date before which Parent, Merger Sub or the Company have committed in writing to any Governmental Authority not to close the Transactions; (ii) the absence of any injunction, order or other judgment by any court of competent jurisdiction or action by any Governmental Authority of competent jurisdiction or other restraint preventing the consummation of the Merger or any statute, rule or regulation enacted or enforced, that would prohibit, make illegal or enjoin the consummation of the Merger; and (iii) Merger Sub having irrevocably accepted for payment all Shares validly tendered and not validly withdrawn in the Offer.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type, including, among other things, a covenant of the Company not to solicit alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions with respect to certain unsolicited proposals to allow the Company’s board of directors to exercise its fiduciary duties under applicable laws. If the Merger is consummated, the Class B Shares will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended.

Parent has obtained an equity financing commitment from CD&R funds for the Transactions, the proceeds of which will be used by Parent to pay the Merger Consideration and all related fees and expenses required to be paid at the closing of the Merger pursuant to, and in accordance with, the Merger Agreement.

The Merger Agreement contains certain customary termination rights for the Company and Parent, and provides that, upon termination of the Merger Agreement by the Company or Parent under specified conditions, the Company will be required to pay Parent a termination fee of $13,361,743.

The Company’s board of directors has unanimously (i) determined the Transactions are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iii) resolved that the Merger Agreement and the Transactions shall be governed by and effected under Section 251(h) and other relevant provisions of the DGCL and (iv) resolved to recommend that the stockholders of the Company accept the Offer and tender their Shares to Merger Sub pursuant to the Offer on the terms and subject to the conditions set forth in the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms and is not intended to provide any financial or other factual information about the Company, Parent or Merger Sub. In particular, the representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement rather than establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company files with the Securities and Exchange Commission (the “SEC”).

Tender and Support Agreements

On January 4, 2022, in connection with the Merger Agreement, (i) entities affiliated with Maverick Capital Ltd. and (ii) entities affiliated with Venrock (collectively, the “Supporting Stockholders”), in each case in its capacity as a stockholder of the Company and who, collectively, beneficially own approximately 18.1% of the outstanding Shares as of the date thereof, entered into a Tender and Support Agreement (collectively, the “Tender and Support Agreements”) with Parent and Merger Sub. The Tender and Support Agreements provide, among other things, that each of the Supporting Stockholders will tender all of the Shares held by it in the Offer.

The form of Tender and Support Agreement has been included as an exhibit to this Current Report on Form 8-K in order to provide information regarding their terms. They are not intended to modify or supplement any factual disclosures about the applicable Supporting Stockholder or the Company, Parent or Merger Sub in any public reports filed with the SEC by the Company, Parent or Merger Sub.

The foregoing descriptions of each of the Tender and Support Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement, a form of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 8.01	Other Events.

On January 5, 2022, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

The tender offer for the outstanding shares of common stock of Castlight has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Castlight common stock, nor is it a substitute for the tender offer materials that Vera and its acquisition subsidiary will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, Vera will file a tender offer statement on Schedule TO with the SEC, and thereafter Castlight will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer.

THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY CASTLIGHT’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.

Both the tender offer statement and the solicitation/recommendation statement will be mailed to Castlight’s stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Castlight by contacting investor relations at IR@castlighthealth.com. In addition, the tender offer statement, the related letter of transmittal and certain other tender offer documents and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available for free at www.sec.gov, upon filing with the SEC. In addition to these documents Castlight files annual, quarterly and current reports and other information with the SEC, which are also available for free at www.sec.gov. In addition, the solicitation/recommendation statement and the other documents filed by Castlight with the SEC will be available for free at ir.castlighthealth.com.

CASTLIGHT’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9 CAREFULLY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO, AS WELL AS IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF CASTLIGHT COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

Cautionary Notice Regarding Forward-Looking Statements

This document contains “forward-looking statements” relating to the acquisition of Castlight by Vera. In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should,” “predict,” “goal,” “strategy,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. These words are intended to identify forward-looking statements. Vera and Castlight have based these forward-looking statements on current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Vera and Castlight. Forward-looking statements are subject to significant known and unknown risks and uncertainties that may cause actual results, performance or achievements in future periods to differ materially from those assumed, projected or contemplated in the forward-looking statements, including, but not limited to, the following factors: the ability of Vera and Castlight to complete the transactions contemplated by the Agreement and Plan of Merger in the anticipated timeframe or at all, including the parties’ ability to satisfy the conditions to the consummation of the offer contemplated thereby and the other conditions set forth in the Agreement and Plan of Merger, the potential effects of the acquisition on Castlight, the participation of third parties in the consummation of the transaction and the combined company, the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; uncertainties as to how many of the Company’s stockholders will tender their shares in the offer; the risk that competing offers or acquisition proposals will be made; and other risks and uncertainties, including those set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Castlight’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which are on file with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov. The information contained in this document is provided only as of the date hereof, and no party undertakes any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Vera Whole Health, Inc., Carbon Merger Sub, Inc., and Castlight Health, Inc., Inc., dated January 4, 2022.*

10.1	Form of Tender and Support Agreement, dated as of January 4, 2022, by and among Vera Whole Health, Inc., Carbon Merger Sub, Inc., and the stockholders party thereto.

99.1	Joint Press Release, dated January 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASTLIGHT HEALTH, INC.

Date: January 5, 2022	By:	/s/ Will Bondurant
Will Bondurant
Chief Financial Officer